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                        SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934



Date of Report (Date of earliest event reported)         SEPTEMBER 2, 2003
                                                ------------------------------


                         CALYPTE BIOMEDICAL CORPORATION.
                 ----------------------------------------------
              Exact name of Registrant as specified in its Charter)


                                    DELAWARE
                                ----------------
                 (State or other jurisdiction of incorporation)


000-20985                                       06-1226727
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Commission File No.                             I.R.S. Employer Identification


1265 HARBOR BAY PARKWAY,
ALAMEDA, CA                                    94502
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Address of principal executive offices         Zip Code


(510) 749-5100
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Registrant's telephone number, including area code





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ITEM 5.   OTHER EVENTS

On September 2, 2003, the Registrant (the "Company") entered into an agreement with Marr Technologies BV ("Marr"), a corporation formed under the laws of the Netherlands, to purchase 20,000,000 shares of the common stock of the Company for $.50 per share, or the sum of $10,000,000. The Company granted registration rights to Marr for the shares purchased, which rights are subject to a one year lockup on the sale of the shares from the closing date of the purchase transaction. There are no options, warrants or conversion privileges with respect to the shares of stock purchased by Marr.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

          10.133 Subscription Agreement with Marr Technologies BV for 20,000,000 shares dated August 28, 2003.

          99.1   Press release issued by the Company September 2, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:     Alameda, California
           September 12, 2003
                                           CALYPTE BIOMEDICAL CORPORATION
                                           --------------------------------
                                           (Registrant)

                                           /S/ Richard D. Brounstein
                                           ---------------------------
                                           Richard D. Brounstein
                                           Executive Vice President and
                                           Chief Financial Officer





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